                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                            MIDWEST GENERATION, LLC

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Midwest Generation, LLC (the "Company") made pursuant to the Prospectus, dated, 2001 (the "Prospectus"), if certificates for the outstanding $333,500,000 aggregate principal amount of 8.30% Series A Pass-Through Certificates and $813,500,000 aggregate principal amount of 8.56% Series B Pass-Through Certificates of the Company (the "Original Certificates") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the United States Trust Company of New York, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Certificates pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

      DELIVERY TO: United States Trust Company of New York, EXCHANGE AGENT

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      BY REGISTERED OR CERTIFIED MAIL:                  BY HAND BEFORE 4:30 P.M.:

   United States Trust Company of New York        United States Trust Company of New York
                P.O. Box 112                                  30 Broad Street
            Bowling Green Station                                 B-Level
          New York, New York 10274                          New York, NY 10004
     Attention: Corporate Trust Services
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     BY HAND OR OVERNIGHT DELIVERY AFTER 4:30 P.M. ON THE EXPIRATION DATE:

                    United States Trust Company of New York
                          30 Broad Street, 14th Floor
                            New York, New York 10004
                             FOR INFORMATION CALL:
                                 (800) 548-6565

                           BY FACSIMILE TRANSMISSION
                       (FOR ELIGIBLE INSTITUTIONS ONLY):
                                 (212) 422-0183
                          Attention: Customer Service
                             CONFIRM BY TELEPHONE:
                                 (800) 548-6565

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Certificates set forth below pursuant to the guaranteed delivery procedure described in "The Exchange
Offer--Guaranteed Delivery Procedures" section of the Prospectus.

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Principal Amount of Original Certificates Tendered:*

--------------------------------
Certificate Nos. (if available):            If Original Certificates will be delivered by book-entry
                                            transfer to The Depository Trust Company, provide
                                            account number.
---------------------------------
Total Principal Amount Represented by
  Original Certificate(s):

$                                           Account Number
--------------------------------                                ------------------------------------
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 ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
 DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED
 HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES,
 SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

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X
     ---------------------------------------------------------  -----------------------------

     ---------------------------------------------------------  -----------------------------
     Signature(s) of Owner(s)                                   Date
     or Authorized Signatory
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    Area Code and Telephone Number: ____________________________________________

    Must be signed by the holder(s) of Original Certificates as their name(s) appear(s) on the Original Certificates or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): _______________________________________________________________________
       _________________________________________________________________________
       _________________________________________________________________________

Capacity: ______________________________________________________________________

Address(es): ___________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

------------------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.
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                                   GUARANTEE
                    (Not to be used for signature guarantee)

    The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Certificates tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Certificates into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

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    ____________________________________           ____________________________________
                Name of Firm                               Authorized Signature

    ____________________________________           ____________________________________
                   Address                                         Title

    ____________________________________            Name: ____________________________
                  Zip Code                                (Please Type or Print)

    Area Code and Tel. No. ______________           Dated: ____________________________
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NOTE: DO NOT SEND THE ORIGINAL CERTIFICATES WITH THIS FORM. ORIGINAL
      CERTIFICATES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED
      LETTER OF TRANSMITTAL.